                                                                   EXHIBIT 10.12

                             INTERCREDITOR AGREEMENT

         THIS INTERCREDITOR AGREEMENT ("Agreement"), dated as of April 12, 2001, is made and entered into on the terms and conditions hereinafter set forth, by and between HARBINGER MEZZANINE PARTNERS, L.P., a Delaware limited partnership ("HMP") and PETRA MEZZANINE FUND, L.P., a Delaware limited partnership ("Petra") (HMP, Petra and HMP in its capacity as agent for itself and Petra are referred to herein collectively as "Junior Lender"), and CHARLES D. AALFS, a resident of California ("Senior Lender").

                                    RECITALS:

         A. Pursuant to a Loan and Security Agreement of even date herewith, by and between Junior Lender and iPAYMENT HOLDINGS, INC., a Tennessee corporation ("Parent"), iPAYMENT TECHNOLOGIES, INC., a California corporation ("Sub1"), and FIRST ACQUISITION COMPANY, a Nevada corporation ("Sub2") (Parent, Sub1 and Sub2 are sometimes referred to herein individually as "Borrower" and collectively as "Borrowers") (together with any amendments thereto and/or modifications thereof, herein referred to as the "Subordinate Loan Agreement"), HMP and Petra have agreed to make a term loan to Borrower in the original aggregate principal amount of $7,000,000 (the "Subordinate Loan"), on the terms and conditions set forth in the Subordinate Loan Agreement; the Subordinate Loan is sometimes referred to herein as the "Subordinate Debt".

         B. The Subordinate Loan is evidenced by Secured Promissory Notes of even date herewith made and executed by Borrower in the original aggregate principal amount of $7,000,000 (collectively, together with any amendments, extension and/or renewals thereof and/or any promissory notes given in payment thereof, the "Subordinate Note").

         C. The Subordinate Loan is secured by, among other things, the Subordinate Loan Agreement, assigning to HMP, as collateral agent for Junior Lender, and granting to HMP, as collateral agent for Junior Lender, a security interest in, among other things, Borrower's equipment, inventory, accounts, contract rights, chattel paper and general intangibles.

         D. Pursuant to the agreement described on Exhibit A attached hereto ("Senior Loan Documents"), Sub1 is indebted to Senior Lender in the aggregate current principal amount of $2,081,741.40 (the "Senior Debt").

         E. The Senior Debt is secured by the security agreement, described on Exhibit A attached hereto, covering certain personal property of Sub1.

         F. Junior Lender has requested that Senior Lender consent to the Subordinate Loan, together with the Subordinate Note, the Subordinate Loan Agreement, and all other instruments, documents and agreements now or hereafter evidencing and/or securing the Subordinate Loan (individually and collectively, the "Subordinate Loan Documents") on the terms and conditions set forth herein.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the making of the Subordinate Loan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The current outstanding principal balance of the Senior Debt is $2,081,741.40.

         2. The Senior Debt is the only indebtedness or obligation secured by the Senior Loan Documents.

         3. Senior Lender is presently the sole legal owner of the Senior Debt.

         4. No default, or event which with the passage of time or the giving of notice or both would constitute a default, presently exists under the Senior Loan Documents and the Senior Debt is in good standing in all respects.

         5. Senior Lender hereby consents to the lien, security interests and/or encumbrances evidenced by the Subordinate Loan Documents in favor of Junior Lender, so long as the lien, security interests and encumbrances of the Subordinate Loan Agreement are subordinate and inferior to the lien, security interests and encumbrances of the Senior Loan Documents with respect to the Senior Debt, and Senior Lender acknowledges and agrees that such lien, security interests and encumbrances do not constitute a default under the Senior Loan Documents. Senior Lender hereby acknowledges and agrees that the lien, security interests and encumbrances of the Senior Loan Documents shall not be prior and superior to the lien, security interests and encumbrances of the Subordinate Loan Documents in favor of Junior Lender with respect to any obligations of Borrower to Senior Lender other than the Senior Debt.

         6. Senior Lender acknowledges that while it may in the future be the holder of indebtedness other than the Senior Debt owed to it by Sub1 or any other Borrower, any such other indebtedness will not have priority over and shall be subordinate to the lien, security interests and encumbrances of the Subordinate Loan Documents in favor of Junior Lender with respect to the Subordinate Debt, as more fully described in the Subordinate Loan Documents.

         7. Senior Lender acknowledges and agrees that Junior Lender will rely upon the contents of this Agreement in making the Subordinate Loan, and in accepting the collateral described in the Subordinate Security Agreement as security therefor, and that Junior Lender shall be entitled in all respects to rely upon the statements and representations made in this Agreement.

         8. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, successors-in-title and assigns.

         9. The use of defined terms herein is for convenience of reference only, and shall not amplify or limit the provisions hereof. When used herein, the singular shall include the plural, and vice versa, and the use of any gender shall include all other genders. If any provision of this Agreement or the application thereof to any person or circumstance shall be held invalid or


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unenforceable to any extent, the remainder of this Agreement and the application of such provision(s) to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. This Agreement shall be governed by and construed under the laws of the State of Tennessee, applicable to contracts to be wholly performed in such state.

         IN WITNESS WHEREOF, this Agreement has been executed and delivered by or on behalf of Junior Lender and Senior Lender as of the date first above written.



                                    JUNIOR LENDER:

                                    HARBINGER MEZZANINE PARTNERS, L.P., a
                                    Delaware limited partnership


                                    By:   Harbinger Mezzanine GP, LLC, its
                                          General Partner

                                          By:    Harbinger Mezzanine Manager,
                                                 Inc., its Manager



                                          By:     /s/ John S. Scott
                                               ---------------------------------
                                          Title:  Vice President
                                                --------------------------------


                                    PETRA MEZZANINE PARTNERS, L.P., a Delaware limited partnership


                                    By:  /s/ Michael W. Blackburn
                                       -----------------------------------------
                                    Title:  General Partner
                                           -------------------------------------


                                    SENIOR LENDER:


                                    /s/ Charles D. Aalfs
                                    --------------------------------------------
                                    Charles D. Aalfs



                        [SIGNATURES CONTINUED NEXT PAGE]


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

AGREED TO AND ACKNOWLEDGED BY:

iPAYMENT HOLDINGS, INC., a Tennessee corporation


By:   /s/ Carl Grimstad
   -----------------------------------------------
Title:   Vice President
      --------------------------------------------


iPAYMENT TECHNOLOGIES, INC., a California corporation


By:   /s/ Carl Grimstad
   -----------------------------------------------
Title:   Vice President
      --------------------------------------------


FIRST ACQUISITION COMPANY, a Nevada
corporation


By:   /s/ Carl Grimstad
   -----------------------------------------------
Title:   Vice President
      --------------------------------------------




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